SUPPLEMENT DATED JANUARY 25, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR SMALL-CAP EQUITY PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Small-Cap Equity Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Management subsection, information regarding Alan Mason is deleted and replaced with the following in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Paul Whitehead, Managing Director and Portfolio Manager	Since 2022